COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES	COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
TC Energy and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2025 were $340 million (2024 – $347 million; 2023 – $335 million).
The Company has entered into PPAs with solar and wind-power generating facilities with terms extending to 2038 that require the purchase of generated energy and associated environmental attributes. At December 31, 2025, the total planned capacity secured under the PPAs is approximately 750 MW with the generation subject to operating availability and capacity factors. These PPAs do not meet the definition of a lease or derivative. Future payments and their timing cannot be reasonably estimated as they are dependent on when certain underlying facilities are placed into service and the amount of energy generated. Certain of these purchase commitments have offsetting sale PPAs for all or a portion of the related output from the facility.
Capital expenditure commitments include obligations related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts. At December 31, 2025, TC Energy had approximately $0.8 billion of capital expenditure commitments, primarily consisting of $0.6 billion for its U.S. natural gas pipelines, primarily related to construction costs associated with ANR and other pipeline projects.
Contingencies
TC Energy is subject to laws and regulations governing environmental quality and pollution control. At December 31, 2025, the Company had accrued approximately $6 million (2024 – $8 million) related to operating facilities, which represents the present value of the estimated future amount it expects to spend to remediate the sites. However, additional liabilities may be incurred as assessments take place and remediation efforts continue.
TC Energy and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. The Company assesses all legal matters on an ongoing basis, including those of its equity investments, to determine if they meet the requirements for disclosure or accrual of a contingent loss.
The following contingencies were concluded during the year ended December 31, 2025:
2016 Columbia Pipeline Acquisition Lawsuit
In 2018, former shareholders of Columbia Pipeline Group Inc. (CPG) commenced a class action lawsuit related to the acquisition of CPG by TC Energy in 2016. In 2023, the Delaware Chancery Court (the Court) found that the former CPG executives breached their fiduciary duties, that the former CPG Board breached its duty of care in overseeing the sale process and that TC Energy aided and abetted those breaches. TC Energy's allocated share of damages was an estimated US$350 million, plus post-judgment interest. TC Energy appealed the decision to the Delaware Supreme Court and on June 17, 2025, the Supreme Court issued its decision reversing the Court’s finding of liability against TC Energy. On July 10, 2025, the Court granted the final order vacating its prior judgment and dismissing plaintiffs’ claims against TC Energy. As a result, this matter is now concluded in TC Energy’s favour with no liability. There is no further right of appeal.
Pacific Atlantic Pipeline Construction Ltd.
Coastal GasLink LP and Pacific Atlantic Pipeline Construction Ltd., one of the prime contractors on the Coastal GasLink pipeline, and their parent company Bonatti S.p.A, have reached a mutually acceptable resolution to their disputes. The settlement is not an admission of liability by either party and the parties have mutually released their respective claims in the arbitration. Details of the arbitration and the settlement are confidential, but it does include the retention by Coastal GasLink LP of the letter of credit funds drawn in 2024 and the settlement did not have a material impact on TC Energy's financial statements.
Macro Spiecapag Coastal GasLink Joint Venture
Coastal GasLink LP and Macro Spiecapag Coastal GasLink Joint Venture have reached a mutually acceptable resolution to their disputes. The settlement is not an admission of liability by either party and the parties have mutually released their respective claims in the arbitration. Details of the arbitration and the settlement are confidential and the settlement did not have a material impact on TC Energy’s financial statements.
Guarantees
TC Energy and its partner on the Sur de Texas pipeline, IEnova, have jointly guaranteed the financial performance of the entity which owns the pipeline. Such agreements include a guarantee and a letter of credit which are primarily related to the delivery of natural gas.
TC Energy and its joint venture partner on Bruce Power, BPC Generation Infrastructure Trust, have each severally guaranteed certain contingent financial obligations of Bruce Power related to a lease agreement and contractor and supplier services.
The Company and its partners in certain other jointly-owned entities have either: i) jointly and severally; ii) jointly; or             iii) severally guaranteed the financial performance of these entities. Such agreements include guarantees and letters of credit which are primarily related to delivery of natural gas. For certain of these entities, any payments made by TC Energy under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been recorded in Other long-term liabilities on the Consolidated balance sheet. Information regarding the Company’s guarantees were as follows:

at December 31		2025		2024
	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
(millions of Canadian $)

Bruce Power	Renewable to 2065	88	—	88	—
Sur de Texas	Renewable to 2053	78	—	93	—
Other jointly-owned entities	to 2032	54	1	59	1
		220	1	240	1
1TC Energy's share of the potential estimated current or contingent exposure.